UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  July 16, 2007

                DULCIN IZMIR CORPORATION
--------------------------------------------
   (Exact name of registrant as specified in its charter)

           FLORIDA                              20-2710793
-------------------------------                -------------
(State or other jurisdiction    (I.R.S. Employer Identification Number)
of incorporation or organization

     6 Hutton Center Drive, Suite 1200
   Santa Ana, CA                                           92707
 (Address of principal executive offices)               (Zip Code)

Registrant's Telephone number, including area code:  (949) 786-2552

ITEM 4.01.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On July 16, 2007, Braverman International, P.C. resigned as our auditor.

     Braverman International, P.C.'s reports on Dulcin Izmir's financial statements for either of the past two years, December 31, 2006 and December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles except that the reports contained going concern qualifications.

During Dulcin Izmir's two most recent fiscal years, December 31, 2006 and December 31, 2005, and the subsequent period through the date of dismissal, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report as described in Item 304 (a)(1)(iv) of Regulation S-B.



ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16     Letter from Braverman International, P.C.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 2, 2007


Dulcin Izmir Corporation

/s/Maria Camila Maz
------------------------------
By: Maria Camila Maz, President/CEO